Securities, 424I - Securities, 424I: 1	Mar. 31, 2025 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 7,621,670,899.00
Aggregate Redeemed or Repurchased, FY	6,775,130,565.00
Aggregate Redeemed or Repurchased, Prior FY	1,797,080,538.00
Redemption Credits	(950,540,204.00)
Net Sales	$ 0.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 0.00